Supplement dated September 13, 2021 to the
Prospectus for your Variable Annuity
Issued by
AMERICAN MATURITY LIFE INSURANCE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by American Maturity Life Insurance Company.

DWS Bond VIP - Class A - Liquidation:
Effective at the close of business on or about October 28, 2021 (the “Liquidation Date”), the DWS Bond VIP - Class A Portfolio (the "Portfolio") will be liquidated.
As of the Liquidation Date, the Portfolio will no longer be available under your Annuity Contract, and any Contract Value allocated to the Sub-Account investing in the Portfolio will be transferred to the Sub-account investing in the DWS Government Money Market VIP - Class A portfolio.
After the Liquidation Date, the Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Sub-Account investing in the Portfolio will be deemed instruction for the Sub-Account investing in the DWS Government Money Market VIP - Class A portfolio. This includes, but is not limited to, instructions for systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.
Additionally, if the Portfolio is part of an asset allocation model for your Contract, you may need to make a new election of an available portfolio within the asset allocation model for the model to continue to operate for your Contract following the Liquidation Date.
You can transfer out of the Sub-Account investing in the Portfolio any time prior to the Liquidation Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity Contract. Also, for a period of 60 days after the Liquidation Date, any Contract Value that was transferred to the Sub-Account investing in DWS Government Money Market VIP - Class A portfolio due to the liquidation can be transferred to another investment option free of charge and will not count as one of your annual free transfers.
You should note that any investment option into which you make a transfer will be subject to the transfer limitations described in your prospectus.
You may wish to consult with your financial professional about the impact of the liquidations on any allocation instructions and asset allocation models in effect for your Contract and to determine if your existing allocation instructions should be changed before or after the Liquidation Date. Please refer to your prospectus for detailed information about available investment options.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

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